UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event report): March 25, 2011

ROOMSTORE, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-54019	54-1832498
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer ID #)

12501 Patterson Avenue

Richmond, Virginia 23238

(Address of principal executive offices)

(804) 784-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 21, 2011, the company received notice that Eugene I. Davis will resign from the RoomStore, Inc. Board of Directors, for personal reasons, effective March 31, 2011. There were no disagreements between Mr. Davis and the company, or between Mr. Davis and any officers or directors of the company, which led to Mr. Davis’ decision to resign.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RoomStore, Inc.

March 25, 2011	By:	/s/ Lewis M. Brubaker
	Name:	Lewis M. Brubaker
	Title:	Senior VP and CFO